EXHIBIT 99.1

                         FORM 4 JOINT FILER INFORMATION

1.       Name:       Roy Jones
         Address:    6001 Live Oak Parkway
                     Norcross, Georgia 30093

         Designated Filer: Roy Jones 2004 Family Trust

         Issuer & Ticker Symbol:    ebank Financial Services, Inc. (EBDC)

         Date of Event Requiring Statement:          October 21, 2004


2.       Name:       Laytona Jones
         Address:    6001 Live Oak Parkway
                     Norcross, Georgia 30093

         Designated Filer: Roy Jones 2004 Family Trust

         Issuer & Ticker Symbol:    ebank Financial Services, Inc. (EBDC)

         Date of Event Requiring Statement:          October 21, 2004